CONSENT OF PRICEWATERHOUSECOOPERS

                                                                    EXHIBIT 23.1

PricewaterhouseCoopers [LOGO]
[Chinese characters]

                                                18th Floor Beijing Kerry Centre
                                                1 Guang Hua Lu
                                                Chao Yang District
                                                Beijing 100020
                                                People's Republic of China
                                                Telephone +86 (10) 6561 2233
                                                Facsimile +86 (10) 8529 9000

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference of our report dated April 7, 2003 which appears in NetEase.com, Inc.'s Annual Report on Form 20-F for the year ended December 31, 2002 in the Registration Statement on Form S-8 (No. 333-100069) of NetEase.com, Inc.

/s/ PricewaterhouseCoopers
Beijing, China

December 29, 2003